UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 23, 2014

CONMED CORPORATION

(Exact name of registrant as specified in its charter)

New York	0-16093	16-0977505
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

525 French Road Utica, New York	13502
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (315) 797-8375

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

The information set forth under Item 5.02 of this Current Report on Form 8-K is incorporated into this Item 1.01 by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)     CONMED Corporation (the “Company”) has entered into retention letter agreements (the “Retention Letters”) with certain members of the Company’s senior management, including its named executive officers (other than Mr. Hartman and Mr. Darling). The Retention Letters provide for a cash bonus in the amount of the executive’s annual base salary, payable on June 30, 2015, subject to the executive’s continued employment with the Company through that date or earlier termination of employment by the Company without “cause” or by the executive for “good reason” (as each term is defined in the Retention Letters). In the event of the executive’s termination due to death or “disability” (as defined in the Retention Letters) prior to June 30, 2015, such bonus becomes payable, and is subject to proration. The Retention Letters also provide, in the event of an employment termination by the Company without cause or by the executive for good reason, in either case prior to June 30, 2016, for a special severance payment equal to one and one-half times the sum of the executive’s annual base salary plus target annual bonus, and for accelerated vesting of outstanding equity awards (other than stock appreciation rights granted in 2014, which will be cancelled upon such termination), subject in each case to a release of claims in favor of the Company. In addition, as a condition to eligibility for benefits thereunder, the Retention Letters provide that each covered executive thereby waives any claim that a “change in control” has occurred or may occur in the future under the Company’s equity compensation plans and such executive’s respective Change in Control Severance Agreement with the Company relating (in any way) to the changes in the Company’s Board of Directors in 2014.

The above description is qualified in its entirety by reference to the terms of the Form of Retention Letter, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On July 23, 2014, at approximately 8:30 a.m. Eastern Time, the Company hosted an earnings conference call to discuss its financial results for the second quarter of 2014 (the “Earnings Conference Call”). A copy of the transcript of the Earnings Conference Call is attached hereto as Exhibit 99.1 and is incorporated into this Item 7.01 by reference.

The information in this Current Report on Form 8-K that is furnished under this Item 7.01, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description of Exhibit

10.1	Form of Retention Letter.

99.1	Transcript of Earnings Conference Call held on July 23, 2014.

Disclosure Regarding Forward-Looking Statements

Statements made in this Form 8-K, other than those concerning historical information, should be considered forward-looking statements made pursuant to the safe harbor provisions of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve risks and uncertainties that could cause actual results, performance or trends, to differ materially from those expressed in the forward-looking statements herein or in previous disclosures. The Company believes that all forward-looking statements made by it have a reasonable basis, but there can be no assurance that management’s expectations, beliefs or projections as expressed in the forward-looking statements will actually occur or prove to be correct. In addition to general industry and economic conditions, factors that could cause actual results to differ materially from those discussed in the forward-looking statements in this Form 8-K include, but are not limited to: (i) the failure of any one or more of the assumptions stated above, to prove to be correct; (ii) the risks relating to forward-looking statements discussed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013; (iii) cyclical purchasing patterns from customers, end-users and dealers; (iv) timely release of new products, and acceptance of such new products by the market; (v) the introduction of new products by competitors and other competitive responses; (vi) the possibility that any new acquisition or other transaction may require the Company to reconsider its financial assumptions and goals/targets; (vii) increasing costs for raw material, transportation or litigation; and/or (viii) the Company’s ability to devise and execute strategies to respond to market conditions.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONMED CORPORATION
(Registrant)

By:	/s/ Daniel S. Jonas
Name:	Daniel S. Jonas, Esq.
Title:	Executive Vice President – Legal Affairs & General Counsel

Date: July 23, 2014

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

10.1	Form of Retention Letter.

99.1	Transcript of Earnings Conference Call held on July 23, 2014.